UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

Invesco Commercial Real Estate Finance Trust, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Meeting Materials: Notice of Meeting and Proxy

Statement & Annual Report or Form 10-K

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting To Be Held On May 7, 2026 For Stockholders of Record as of March 24, 2026

Invesco Commercial Real Estate Finance Trust, Inc. (INCREF) Annual Meeting of Stockholders
Thursday, May 7, 2026 1:00 PM, Central Time	To order paper materials, use one of the following methods.
2300 N Field Street, Dallas, Texas 75201

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/INCREF

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This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 27, 2026.

Internet:

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Invesco Commercial Real Estate Finance Trust, Inc. (INCREF) Annual Meeting of Stockholders

THE BOARD OF DIRECTORS OF INCREF RECOMMENDS A VOTE:

FOR EACH OF THE NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2

PROPOSAL

1.	To elect six (6) directors to the Board of Directors to hold office until the 2027 annual meeting of stockholders

1.01 R. Scott Dennis

1.02 Julie Arrowsmith

1.03 R. David Kelly

1.04 J. Ray Nixon

1.05 Charlie Rose

1.06 Paul E. Rowsey

2.	The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.